                                                                    Exhibit 10.4

                  AMENDMENT TO EMPLOYMENT AGREEMENT (this "Amendment") made as of February 1, 1997, by and between Russian Wireless Telephone Company, Inc. (f/k/a Telcom Group USA, Inc.), a corporation organized and existing under the laws of the state of Delaware (the "Corporation"), and Ronald G. Nathan (the "Executive").

         WHEREAS, the Executive is employed by the Corporation pursuant to that certain employment agreement between the parties dated as of January 1, 1995 (the "Employment Agreement"); and

         WHEREAS, the parties desire to extend the term of the Employment Agreement through December 31, 1999,

         NOW, THEREFORE, in consideration of the foregoing, and the mutual terms and conditions hereinbelow set forth, it is agreed as follows:

         1. Extension of Employment Agreement. Paragrpah A of Article I of the Employment Agreement is hereby deemed to have been deleted, and replaced in its entirety by the following new Paragraph A:

                  Article I: Employment. A. The Corporation hereby employes the Executive as an executive of the Corporation (as his duties are more particularly described in Paragraph B of this Article I) for a period commencing on January 1, 1995 and terminating on December 31, 1999, unless Executive's employment is terminated earlier pursuant to Article III of this Agreement (the 'Employment Period')."

         5. Continuation of Employment Agreement in Full Force and Effect. The Employment Agreement, as modified by the provisions of this Amendment thereto, shall continue, from and after the date hereof, in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                     RUSSIAN WIRELESS
                                      TELEPHONE COMPANY, INC.


                                     By: ________________________________
                                         Jack W. Buechner, Chairman


                                         ________________________________
                                         Ronald G. Nathan